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                                EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated February 21, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-13581 on Form S-8 filed on October 7, 1996.


/s/  ARTHUR ANDERSEN LLP

Orlando, Florida
March 20, 1997